SECURITIES AND EXCHANGE COMMISSION


                    Washington, DC 20549




                          FORM 8-K


                       CURRENT REPORT




           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934



Date of Report (Date of earliest event report):  February 8,
                            1999




              RYAN'S FAMILY STEAK HOUSES, INC.
   (Exact name of registrant as specified in its charter)




South Carolina            0-10943               57-0657895
(State or other         (Commission          (IRS Employer
jurisdiction of         File Number)        Identification
incorporation)                                        No.)


                405 Lancaster Avenue (29650)
                     Post Office Box 100
                       Greer, SC 29652

     (Address of principal executive offices) (Zip Code)


 Registrant's telephone number, including area code:  (864)
                          879-1000



                        (No change)
    (Former name or former address, if changed since last
                           report)
Item 5.                    Other Events.

On February 5, 1999, Ryan's Family Steak Houses, Inc. (the
"Company") released to both sell-side and buy-side analysts on the Company's internal facsimile list information on restaurant sales results for the 5-week period ended
February 3, 1999 (referred to therein as the month of January), which information is incorporated herein by reference.

Item 7.                    Financial Statements and
Exhibits.

   (c) Exhibits

       20.1 January sales information issued February 5,
1999.


                          SIGNATURE


   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RYAN'S FAMILY STEAK HOUSES,
INC.
                               (Registrant)

                               By:    /s/Fred T. Grant, Jr.

                               Name:  Fred T. Grant, Jr.

                               Title: Vice President-Finance

                               Date:  February 8, 1999